Penn Series Funds, Inc.

Supplement Dated August 3, 2009

to the Prospectus Dated May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

A special meeting of shareholders (the “Meeting”) of the Penn Series Funds, Inc. (the “Company”) was held on July 22, 2009.  At the Meeting, the Company’s shareholders: (1) elected Eugene Bay, Robert E. Chappell, David B. Pudlin, Charles E. Mather III and M. Donald Wright as Directors of the Company; and (2) approved the implementation of a “manager of managers” structure for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds.

The Prospectus is hereby amended as follows to reflect the shareholder approvals obtained at the Meeting with respect to the implementation of a “manager of managers” structure for the Balanced, Large Core Growth, Large Core Value and Emerging Markets Equity Funds.

The sub-section entitled Manager of Managers Structure in the MANAGEMENT section of the Prospectus on page 96 is hereby deleted in its entirety and replaced with the following:

Manager of Managers Structure.  ICMI acts as “manager of managers” for each of the Funds.  This means that shareholders of each Fund have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval.  ICMI remains responsible for the performance of the Funds, as it recommends hiring or changing sub-advisers to the Company’s Board of Directors.  Each sub-adviser makes investment decisions for the Fund it manages.  ICMI oversees the sub-advisers to ensure compliance with the Fund’s investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

In its capacity as “manager of managers,” ICMI currently has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, REIT, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index and Emerging Markets Equity Funds.  ICMI has not currently hired sub-advisers to manage the assets of the Money Market, Quality Bond, Limited Maturity Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, but it may do so in the future without shareholder approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM1396 8/09